                                                                   EXHIBIT 10.27

                       TRIAD Communities, L.P. Letterhead

                                                                         PIER 70
                                                     2801 ALASKAN WAY, SUITE 107
                                                               SEATTLE, WA 98121
                                               (206) 374-0414 (206) 374-0415 FAX

                                  March 1, 2006

VIA FACSIMILE AND
-----------------
CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED
---------------------------------------------------------

HINES NURSERIES, INC.                          RUTAN & TUCKER, LLP
12621 Jeffrey Road                             611 Anton Boulevard, Suite 1400
Irvine, California 92620-2101                  Costa Mesa, California 92626-1931
Attn:    Claudia Pieropan                      Attn:    Randall M. Babbush, Esq.
         Robert Ferguson                                Joseph L. Maga, Esq.
Facsiimile: (949) 786-0986                     Facsimile: (714) 546-9035

FIRST AMERICAN TITLE COMPANY
1355 Willow Way, Suite 100
Concord, California 94520
Attn: Molly Baier, Escrow Officer
Facsimile: (925) 356-7039

         Re: Option Agreement, dated April 30, 2003, by and between Hines Nurseries, Inc. ("OPTIONOR") and Triad Communities, L.P. ("OPTIONEE") (as amended, the "OPTION AGREEMENT")

         This letter is Optionee's written notice of Optionee's irrevocable exercise of the Option and shall constitute the Option Notice under Section 4 of the Option Agreement.

         Pet the terms of Option Agreement, the "Close of Escrow" shall be thirty (30) calendar days following the date of this Option Notice.

                                            Sincerely,

                                            TRIAD COMMUNITIES, L.P.

                                            By:      Triad Sky Valley LLC,
                                                     Its General Partner

                                                     By: /s/ John A. Goodman
                                                     Name: John A. Goodman
                                                     Its:     Manager